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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34569) of Collins & Aikman Corporation of our report dated June 27, 2001 relating to the financial statements of the Collins & Aikman Personal Savings Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

Detroit, MI
June 27, 2001



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